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                                                                EXHIBIT 10.33


                              SEPARATION AGREEMENT

        This Separation Agreement (the "Agreement"), dated as of May 31, 1996, by and between Dimitri T. Skouras (the "Executive") on the one hand, and Dove Audio, Inc. ("Dove") and Dove International, Inc. (a/k/a Dove Pictures, Inc.) ("DI") on the other hand, (collectively the "Company");

        WHEREAS, the Executive and DI are parties to an employment agreement and the Executive and Dove are parties to a stock option agreement, each dated as of July 1, 1995 (the "Employment Agreement" and the Option Agreement", respectively); and

        WHEREAS, on the terms and conditions hereof, the Executive and the Company wish to terminate the Employment Agreement subject to certain exceptions hereinbelow expressly set forth and to terminate all unexercised stock options (whether vested or unvested) granted under the Stock Option Agreement as hereinbelow provided except as set forth below;

        NOW THEREFORE, in consideration of the mutual covenants and promises herein contained, and wishing to be legally bound hereby, the Executive and the Company hereby agree as follows:

        1. Termination of Employment; Termination of Employment Agreement; Exceptions

               a. The Executive and the Company agree that as of the close of business on May 31, 1996 (the "Separation Date") the employment of the Executive by the Company will end and except as expressly provided herein, all responsibilities of the Executive to the Company and of Company to the Executive under the Employment Agreement shall be terminated. Likewise, to the extent Executive served or had the right to serve as a director, officer or employee of the Company or any of the Company's subsidiaries or divisions (including but not limited to Dove Pictures, Inc. (f/k/a Dove International, Inc.) as of or prior to the Separation Date all such positions and rights shall end and are waived and except as expressly provided herein, all responsibilities of the Executive to the Company and of the Company to the Executive as a result thereof will terminate.

               b. The Executive and the Company agree that as of the Separation Date, the Employment Agreement will be terminated and that, except as expressly provided herein, the Executive and the Company (including its subsidiaries and divisions) shall have no liability or obligations to each other arising under, or which could have arisen under, the Employment Agreement or the Option Agreement.

               c. The provisions of Section 6 ("Covenant Not to Interfere") of the Employment Agreement shall remain in full force and effect, and for purposes of the application of such provisions the Term shall be deemed to end on the Separation Date. The provisions of Section 7 ("Confidential Information") of the Employment Agreement shall remain in full force and effect, and for purposes of the application of



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the third sentence of such provisions the Term and Initial Term shall be deemed to end on the Separation Date. Executive agrees in order to implement the provisions of Section 7, but without expanding the scope thereof, not to remove any documents or writings from Company's office without Company's written consent, which will not be unreasonably withheld.

               d. It is expressly understood and agreed that all work performed by Executive for Company, as well as all rights acquired by Executive and all contracts entered into by Executive including all proceeds therefrom, for or on behalf of Company are the sole and exclusive property of Company only, and Executive agrees that he has no rights or interest thereto or therein.

        2.     Payment Obligations of the Company

               a. Concurrent with the full execution of this Agreement, the Company shall pay to the Executive an amount equal to all amounts due under
Section 5(e)(I) of the Employment Agreement, less an amount representing applicable withholding for income taxes, FICA and Medicare.

               b. Upon full execution of this Agreement and within 3 days of the submission of a written expense report, the Company shall pay to the Executive an amount equal to reimbursement of actual and approved expenses advanced by the Executive and not theretofore reimbursed, currently estimated not to exceed $2,000.

        3.     Termination of Stock Options

        The Company and the Executive agree that all unexercised options (whether vested or unvested) granted to Executive under the Stock Option Agreement to acquire common stock of the Company shall lapse and be terminated as of the Separation Date, except that Executive's options to purchase 37,500 shares of Dove Common Stock which vested on July 1, 1995 shall not terminate but shall be exercisable pursuant to the terms of the Corporation's 1994 Stock Incentive Plan, or may be sold through the contemplated offering of Dove. If Executive elects to sell such shares through the contemplated offering, and such contemplated offering is not consummated, then Executive shall have three months from the cancellation of such offering within which to exercise such options, but if they are not exercised within such period, then they shall automatically and forever terminate. If Executive elects not to sell through the contemplated offering, Executive shall offer to Company the exclusive right to purchase such shares at the non-weighted average market price on the day of offer, on a net exercise basis. Company shall have four (4) business days from receipt of Executive's written offer to sell such shares to Company within which to elect to purchase and pay for Executive's shares. If Company does not notify Executive in writing of its election to purchase such shares within such four day period, than Executive may sell such shares as he sees fit.


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4.      Releases

        As of the date hereof, the Company is executing and delivering to the Executive a release in the form of Exhibit 1 hereto and the Executive is executing and delivering to the Company and to Michael Viner releases in the form of Exhibits 2 and 3 hereto and Michael Viner is executing and delivering to the Executive a release in the form of Exhibit 4 hereto (the "Releases").


        5.      Cooperation

        a. At all times hereafter, the Executive shall provide reasonable cooperation to the Company's counsel in connection with any litigation or other legal proceedings involving Company.

        6.      General

        a. This Agreement and the Releases constitute the entire agreement with respect to the subject matter hereof, and supersede all other prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof and thereof. This is an integrated Agreement, which cannot be altered or amended except by a written agreement executed by all of the parties hereto. The captions in this Agreement are for convenience of reference only and shall not affect the interpretation of the provisions hereof. If any provision hereof shall be found by the court of competent jurisdiction to be unenforceable, the balance of the provisions hereof shall remain in effect and shall be applied in such a manner as to give effect as nearly as possible to the intentions of the parties as manifested hereby.

               b. Each of the parties hereto warrants, represents and agrees that in executing this Agreement and the related documents:

                      (1) It or he has received independent legal advice from its or his attorneys with respect to each aspect of this Agreement and the Releases;

                      (2) It or he is not relying upon any representation of statement made by or on behalf of any of the entities and persons released by such party with respect to any aspect of this Agreement and the Releases;

                      (3) It or he assumes the risk of any mistake of fact with regard to any aspect of this Agreement and the Releases; and

                      (4) It or he carefully has read and considered this Agreement and the Releases in their entirety and fully understands their contents and the significance of each of their aspects.



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               c. Each of the parties hereto understands, acknowledges and agrees that nothing contained in this Agreement and/or the related Releases, or any performance thereunder shall be construed as an admission or acknowledgment of any wrongful conduct or fault by any party.

               d. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder and shall not be assigned by any party by operation of law or otherwise, except that it shall be binding upon and inure to the benefit of Executive and his heirs as well as Company, Company's subsidiaries, corporate affiliates, divisions, employees and any successor to the business of the Company, whether by sale, merger, sale of stock, sale of assets or otherwise.

               e. The individuals signing this Agreement represent, warrant and agree that they have the full right, power and authority to enter into this Agreement on behalf of the entities for whom they are executing it. The parties hereto further represent, warrant and agree that they have not assigned or encumbered any of the claims released by them hereunder or in the Releases, that their respective claims belong to no others than themselves, and that they will hold harmless and defend all parties from and against all costs, losses or damages, including reasonable attorney's fees, arising out a breach of the warranties and representations set forth herein.

               f. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California (without regard to principles of conflicts of law). In interpreting and construing this Agreement, it shall be deemed that it was drafted jointly by counsel for Executive and Company.





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        g.     This Agreement may be executed in counterparts each of which shall constitute an original but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.



                             DOVE AUDIO, INC.


                                   Steven Soloway
                             -----------------------------
                             Name:
                             Title:

                             DOVE INTERNATIONAL, INC.


                               /s/ Steven Soloway
                             -----------------------------
                             Name:
                             Title:


                               /s/ Dimitri T. Skouras
                             -----------------------------
                             Dimitri T. Skouras


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                                                                       EXHIBIT 1

                              R E L E A S E

DOVE AUDIO, INC. and DOVE INTERNATIONAL, INC., corporations organized under the laws of the State of California, for themselves and their subsidiaries (RELEASOR), in consideration of the mutual promises set forth in the Separation Agreement of even date herewith between RELEASOR and Dimitri T. Skouras, the sufficiency of which is hereby acknowledged, releases and discharges Dimitri T. Skouras (RELEASEE), RELEASEE'S heirs, executors, administrators, successors and assigns, from all actions, causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extent, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release, including without limitation, all claims concerning RELEASEE'S employment with RELEASOR, the Employment Agreement and/or the Option Agreement (as those terms are defined in the Separation Agreement), provided, however, that nothing herein shall be deemed to constitute a release of the RELEASEE with respect to the obligations of the RELEASEE under the Separation Agreement of even date herewith between RELEASOR and RELEASEE or with respect to any matter that is not known to the RELEASOR as of the date hereof (and for such purposes, a matter shall only be deemed known to RELEASOR if it is known to any of the individuals set forth in Exhibit A hereto) or which is based on an intentional or knowing misrepresentation or fraud of RELEASSEE.

        This Release shall be governed by and interpreted and enforced in accordance with the laws of the State of California, without regard to principles of conflicts of law.

        The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this Release.

        This Release may not be changed orally.




                                         By            [SIG]
                                           --------------------------------







                                                                       EXHIBIT 2

                                            6

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                             R E L E A S E

Dimitri T. Skouras, for himself and his heirs and assigns (RELEASOR), in consideration of the mutual promises set forth in the Separation Agreement of even date herewith between RELEASOR and DOVE AUDIO, INC., the sufficiency of which is hereby acknowledged, releases and discharges, DOVE AUDIO, INC., its subsidiaries, directors, officers and employees, (collectively, "RELEASEES") and RELEASEE'S successors and assigns from all actions, causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extent, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release, including without limitation, all claims concerning RELEASOR's employment with RELEASEE, the Employment Agreement and/or the Option Agreement (as those terms are defined in the Separation Agreement), provided, however, that nothing herein shall be deemed to constitute a release of the RELEASEE with respect to the obligations of the RELEASEE under the Separation Agreement of even date herewith between RELEASOR and RELEASEE or with respect to any matter that is not known to the RELEASOR as of the date hereof or based on an intentional or knowing misrepresentation or fraud of RELEASEE.

        This Release shall be governed by and interpreted and enforced in accordance with the laws of the State of California, without regard to principles of conflicts of law.

        The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this Release.

        This Release may not be changed orally.



                                               By  ____________________________
















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                                                                       EXHIBIT 3

                             R E L E A S E

Dimitri T. Skouras, for himself and his heirs and assigns (RELEASOR), in consideration of the mutual promises set forth in the Separation Agreement of even date herewith between RELEASOR and Dove Audio, Inc., the sufficiency of which is hereby acknowledged, releases and discharges Michael Viner (RELEASEE), and RELEASEE'S heirs, executors, administrators, successors and assigns, from all actions, causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extent, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release, including without limitation, all claims concerning RELEASOR'S employment with RELEASEE, the Employment Agreement and/or the Option Agreement (as those terms are defined in the Separation Agreement), provided, however, that nothing herein shall be deemed to constitute a release of the RELEASEE with respect to the obligations of the RELEASEE under the Separation Agreement of even date herewith between RELEASOR and RELEASEE or with respect to any matter that is not known to the RELEASOR as of the date hereof or based on an intentional or knowing misrepresentation or fraud of RELEASEE.

        This Release shall be governed by and interpreted and enforced in accordance with the laws of the State of California, without regard to principles of conflicts of law.

        The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this Release.

        This Release may not be changed orally.


                                               By  ____________________________















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                                                                       EXHIBIT 4

                             R E L E A S E

Michael Viner, for himself and his heirs and assigns (RELEASOR), in consideration of the mutual promises set forth in the Separation Agreement of even date herewith between Dimitri T. Skouras and DOVE AUDIO, INC., the sufficiency of which is hereby acknowledged, releases and discharges Dimitri T. Skouras ("RELEASEE") and RELEASEE'S successors, heirs, executors, administrators and assigns from all actions, causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extent, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release, including without limitation, all claims concerning RELEASEE'S employment with Company, the Employment Agreement and/or the Option Agreement (as those terms are defined in the Separation Agreement), provided, however, that nothing herein shall be deemed to constitute a release of the RELEASEE with respect to the obligations of the RELEASEE under the Separation Agreement of even date herewith between RELEASOR and RELEASEE or with respect to any matter that is not known to the RELEASOR as of the date hereof or based on an intentional or knowing misrepresentation or fraud of RELEASEE.

        This Release shall be governed by and interpreted and enforced in accordance with the laws of the State of California, without regard to principles of conflicts of law.

        The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this Release.

        This Release may not be changed orally.




                                            By          [SIG]
                                              -------------------------------









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